Exhibit 10.3

UNIVERSAL FOOD & BEVERAGE COMPANY OF VIRGINIA	GRAYSON NATIONAL BANK 113 W MAIN STREET	C. CODE 730/P. CODE 510 Loan Number 7143131
3830 COMMERCE DRIVE	P.O. BOX 186	Date 03-31-2005
ST. CHARLES, IL 60174	INDEPENDENCE, VA 24348	Maturity Date 12-30-2005
Loan Amount $500,000.00
Renewal Of ___________________
BORROWER’S NAME AND ADDRESS	LENDER’S NAME AND ADDRESS	SSN /EIN #20-1806696
“I” includes each borrower above, jointly and severally.	“You” means the lender, its successors and assigns.

For value received, I promise to pay to you, or your order, at your address listed above the PRINCIPAL sum of FIVE HUNDRED THOUSAND AND NO/100 Dollars $500,000.00

☒	Single Advance: I will receive all of this principal sum on 03-31-2005. No additional advances are contemplated under this note.

☐	Multiple Advance: The principal sum shown above is the maximum amount of principal I can borrow under this note. On ______________________ I will receive the amount of $___________________ and future principal advances are contemplated.

Conditions: The conditions for future advances are

☐	Open End Credit: You and I agree that I may borrow up to the maximum amount of principal more than one time. This feature is subject to all other conditions and expires on _________________________.

☐	Closed End Credit: You and I agree that I may borrow up to the maximum only one time (and subject to all other conditions).

INTEREST:	I agree to pay interest on the outstanding principal balance from 03-31-2005 at the rate of 6.750% per year until 04-01-2005.

☒	Variable Rate: This rate may then change as stated below.

☒	Index Rate: The future rate will be 1.000 PERCENT ABOVE the following index rate: THE WALL STREET JOURNAL PRIME RATE.

☐	No Index: The future rate will not be subject to any internal or external index. It will be entirely in your control.

☒	Frequency and Timing: The rate on this note may change as often as EVERY DAY BEGINNING 04-01-2005. A change in the interest rate will take effect ON THE FOLLOWING DAY.

☒	Limitations: During the term of this loan, the applicable annual interest rate will not be more than 12.000% or less than 6.000%. The rate may not change more than ____________________% each ______________________.

Effect of Variable Rate: A change in the interest rate will have the following effect on the payments:

☒	The amount of each scheduled payment will change.

☒	The amount of the final payment will change.

☐	.

ACCRUAL METHOD: Interest will be calculated on a ACTUAL/365 basis.

POST MATURITY RATE: I agree to pay interest on the unpaid balance of this note owing after maturity, and until paid in full, as stated below:

☒	on the same fixed or variable rate basis in effect before maturity (as indicated above).

☐	at a rate equal to .

☒	LATE CHARGE: If a payment is made more than 10 days after it is due, I agree to pay a late charge of 1.000% OF THE LATE AMOUNT.

☒	ADDITIONAL CHARGES: In addition to interest, I agree to pay the following charges which ☐ are ☒ are not included in the principal amount above: SETTLEMENT/CLOSING COSTS: ATTORNEY FEES, RECORDING FEES, TITLE INSURANCE, AND $1,250.00 COMMITMENT FEE.

PAYMENTS: I agree to pay this note as follows:

8 MONTHLY INTEREST PAYMENTS RANGING FROM $2773.97 TO $2866.44 BEGINNING 04-30-2005 AND 1 PAYMENT OF $502,773.97 ON 12-30-2005. THIS IS A VARIABLE RATE LOAN AND THE PAYMENT AMOUNTS MAY CHANGE. THE FINAL PAYMENT MAY ALSO CHANGE.

ADDITIONAL TERMS: THE FIRST MONTHLY INTEREST PAYMENT WILL BE $2,773.97, AFTER WHICH THE MONTHLY INTEREST PAYMENT AMOUNT MAY BE ADJUSTED BASED ON CHANGES IN THE INDEX RATE AND THE NUMBER OF DAYS IN THE MONTH BILLED.

☐	CONFESSION OF JUDGMENT: I appoint and authorize ___________________________________________ attorneys in fact to, if I default on this agreement, appear in the office of _______________________________________________, Virginia, and confess judgment against me in the amount of any unpaid principal, accrued interest and costs of collection as provided in this agreement. SEE PAGE 2 FOR ADDITIONAL TERMS OF THE CONFESSION OF JUDGMENT.

IMPORTANT NOTICE: THIS INSTRUMENT CONTAINS A CONFESSION OF JUDGMENT PROVISION WHICH CONSTITUTES A WAIVER OF IMPORTANT RIGHTS YOU MAY HAVE AS A DEBTOR AND ALLOWS THE CREDITOR TO OBTAIN A JUDGMENT AGAINST YOU WITHOUT ANY FURTHER NOTICE.

☒ SECURITY:This note is separately secured by (describe separate document by type and date):	PURPOSE: The purpose of this loan is BUSINESS: TO PURCHASE EQUIPMENT (ALL PERSONAL PROPERTY AND ASSETS FROM IWG, LLC)

DEED OF TRUST DATED MARCH 31, 2005 AND SECURITY AGREEMENT DATED MARCH 31, 2005	SIGNATURES: I AGREE TO THE TERMS OF THIS NOTE (INCLUDING THOSE ON PAGE 2). I have received a copy on today’s date.

(This section is for your internal use. Failure to list a separate security document does not mean the agreement will not secure this note.)	UNIVERSAL FOOD & BEVERAGE COMPANY OF VIRGINIA

Signature for Lender	/s/ Duane N. Martin
DUANE N. MARTIN, CHAIRMAN OF THE BOARD AND CHIEF EXECUTIVE OFFICER

/s/ Dennis Gambill
DENNIS GAMBILL, EXECUTIVE VICE PRESIDENT

UNIVERSAL NOTE

© 1984, 1991 Bankers Systems, Inc., St. Cloud, MN Form UN-VA 3/8/2002	(page 1 of 2)

DEFINITIONS: As used on page 1, “☒” means the terms that apply to this loan. “I,” “me” or “my” means each Borrower who signs this note and each other person or legal entity (including guarantors, endorsers, and sureties) who agrees to pay this note (together referred to as “us”). “You” or “your” means the Lender and its successors and assigns.

APPLICABLE LAW: The law of the state of Virginia will govern this note. Any term of this note which is contrary to applicable law will not be effective, unless the law permits you and me to agree to such a variation. If any provision of this agreement cannot be enforced according to its terms, this fact will not affect the enforceability of the remainder of this agreement. No modification of this agreement may be made without your express written consent. Time is of the essence in this agreement.

COMMISSIONS OR OTHER REMUNERATION: I understand and agree that any insurance premiums paid to insurance companies as part of this note will involve money retained by you or paid back to you as commissions or other remuneration.

In addition, I understand and agree that some other payments to third parties as part of this note may also involve money retained by you or paid back to you as commissions or other remuneration.

PAYMENTS: Each payment I make on this note will first reduce the amount I owe you for charges which are neither interest nor principal. The remainder of each payment will then reduce accrued unpaid interest, and then unpaid principal. If you and I agree to a different application of payments, we will describe our agreement on this note. I may prepay a part of, or the entire balance of this loan without penalty, unless we specify to the contrary on this note. Any partial prepayment will not excuse or reduce any later scheduled payment until this note is paid in full (unless, when I make the prepayment, you and I agree in writing to the contrary).

INTEREST: Interest accrues on the principal remaining unpaid from time to time, until paid in full. If I receive the principal in more than one advance, each advance will start to earn interest only when I receive the advance. The interest rate in effect on this note at any given time will apply to the entire principal advanced at that time. Notwithstanding anything to the contrary, I do not agree to pay and you do not intend to charge any rate of interest that is higher than the maximum rate of interest you could charge under applicable law for the extension of credit that is agreed to here (either before or after maturity). If any notice of interest accrual is sent and is in error, we mutually agree to correct it, and if you actually collect more interest than allowed by law and this agreement, you agree to refund it to me.

INDEX RATE: The index will serve only as a device for setting the rate on this note. You do not guarantee by selecting this index, or the margin, that the rate on this note will be the same rate you charge on any other loans or class of loans to me or other borrowers.

ACCRUAL METHOD: The amount of interest that I will pay on this loan will be calculated using the interest rate and accrual method stated on page 1 of this note. For the purpose of interest calculation, the accrual method will determine the number of days in a “year.” If no accrual method is stated, then you may use any reasonable accrual method for calculating interest.

POST MATURITY RATE: For purposes of deciding when the “Post Maturity Rate” (shown on page 1) applies, the term “maturity” means the date of the last scheduled payment indicated on page 1 of this note or the date you accelerate payment on the note, whichever is earlier.

SINGLE ADVANCE LOANS: If this is a single advance loan, you and I expect that you will make only one advance of principal. However, you may add other amounts to the principal if you make any payments described in the “PAYMENTS BY LENDER” paragraph below.

MULTIPLE ADVANCE LOANS: If this is a multiple advance loan, you and I expect that you will make more than one advance of principal. If this is closed end credit, repaying a part of the principal will not entitle me to additional credit.

PAYMENTS BY LENDER: If you are authorized to pay, on my behalf, charges I am obligated to pay (such as property insurance premiums), then you may treat those payments made by you as advances and add them to the unpaid principal under this note, or you may demand immediate payment of the charges.

SET-OFF: I agree that you may set off any amount due and payable under this note against any right I have to receive money from you.

“Right to receive money from you” means:

(1)	any deposit account balance I have with you;

(2)	any money owed to me on an item presented to you or in your possession for collection or exchange; and

(3)	any repurchase agreement or other nondeposit obligation.

“Any amount due and payable under this note” means the total amount of which you are entitled to demand payment under the terms of this note at the time you set off. This total includes any balance the due date for which you properly accelerate under this note.

If my right to receive money from you is also owned by someone who has not agreed to pay this note, your right of set-off will apply to my interest in the obligation and to any other amounts I could withdraw on my sole request or endorsement. Your right of set-off does not apply to an account or other obligation where my rights are only as a representative. It also does not apply to any Individual Retirement Account or other tax-deferred retirement account.

You will not be liable for the dishonor of any check when the dishonor occurs because you set off this debt against any of my accounts. I agree to hold you harmless from any such claims arising as a result of your exercise of your right of set-off.

REAL ESTATE OR RESIDENCE SECURITY: If this note is secured by real estate or a residence that is personal property, the existence of a default and your remedies for such a default will be determined by applicable law, by the terms of any separate instrument creating the security interest and, to the extent not prohibited by law and not contrary to the terms of the separate security instrument, by the “Default” and “Remedies” paragraphs herein.

DEFAULT: I will be in default if any one or more of the following occur: (1) I fail to make a payment on time or in the amount due; (2) I fail to keep the property insured, if required; (3) I fail to pay, or keep any promise, on any debt or agreement I have with you; ~~(4) any other creditor of mine attempts to collect any debt I owe him through court proceedings,~~ (5) I die, am declared incompetent, make an assignment for the benefit of creditors, or become insolvent (either because my liabilities exceed my assets or I am unable to pay my debts as they become due); (6) I make any written statement or provide any financial information that is untrue or inaccurate at the time it was provided; ~~(7) I do or fail to do something which causes you to believe that you will have difficulty collecting the amount I owe you;~~ (8) any collateral securing this note is used in a manner or for a purpose which threatens confiscation by a legal authority; (9) I change my name or assume an additional name without first notifying you before making such a change; (10) I fail to plant, cultivate and harvest crops in due season; (11) any loan proceeds are used for a purpose that will contribute to excessive erosion of highly erodible land or to the conversion of wetlands to produce an agricultural commodity, as further explained in 7 C.F.R. Part 1940, Subpart G, Exhibit M.

REMEDIES: If I am in default on this note you have, but are not limited to, the following remedies:

(1)	You may demand immediate payment of all I owe you under this note (principal, accrued unpaid interest and other accrued charges).

(2)	You may set off this debt against any right I have to the payment of money from you, subject to the terms of the “Set-Off” paragraph herein.

(3)	You may demand security, additional security, or additional parties to be obligated to pay this note as a condition for not using any other remedy.

(4)	You may refuse to make advances to me or allow purchases on credit by me.

(5)	You may use any remedy you have under state or federal law.

By selecting any one or more of these remedies you do not give up your right to later use any other remedy. By waiving your right to declare an event to be a default, you do not waive your right to later consider the event as a default if it continues or happens again.

COLLECTION COSTS AND ATTORNEY’S FEES: I agree to pay all costs of collection, replevin or any other or similar type of cost if I am in default. In addition, if you hire an attorney to collect this note, I also agree to pay any fee you incur with such attorney plus court costs (except where prohibited by law). To the extent permitted by the United States Bankruptcy Code, I also agree to pay the reasonable attorney’s fees and costs you incur to collect this debt as awarded by any court exercising jurisdiction under the Bankruptcy Code.

WAIVER: I give up my rights to require you to do certain things. I will not require you to:

(1)	demand payment of amounts due (presentment);

(2)	obtain official certification of nonpayment (protest); or

(3)	give notice that amounts due have not been paid (notice of dishonor).

I waive any defenses I have based on suretyship or impairment of collateral.

OBLIGATIONS INDEPENDENT: I understand that I must pay this note even if someone else has also agreed to pay it (by, for example, signing this form or a separate guarantee or endorsement). You may sue me alone, or anyone else who is obligated on this note, or any number of us together, to collect this note. You may do so without any notice that it has not been paid (notice of dishonor). You may without notice release any party to this agreement without releasing any other party. If you give up any of your rights, with or without notice, it will not affect my duty to pay this note. Any extension of new credit to any of us, or renewal of this note by all or less than all of us will not release me from my duty to pay it. (Of course, you are entitled to only one payment in full.) I agree that you may at your option extend this note or the debt represented by this note, or any portion of the note or debt, from time to time without limit or notice and for any term without affecting my liability for payment of the note. I will not assign my obligation under this agreement without your prior written approval.

FINANCIAL INFORMATION: I agree to provide you, upon request, any financial statement or information you may deem necessary. I warrant that the financial statements and information I provide to you are or will be accurate, correct and complete.

NOTICE: Unless otherwise required by law, any notice to me shall be given by delivering it or by mailing it by first class mail addressed to me at my last known address. My current address is on page 1. I agree to inform you in writing of any change in my address. I will give any notice to you by mailing it first class to your address stated on page 1 of this agreement, or to any other address that you have designated.

CONFESSION OF JUDGMENT AND WAIVER OF EXEMPTION: If agreed on page 1 then, in addition to your remedies listed herein, I authorize the attorneys in fact named on page 1 of this agreement, in the event of my default, to appear in the office listed on page 1, and to confess judgment. The confession of judgment may be without process, against me, in favor of you, for any unpaid principal, accrued interest and accrued charges due on this agreement, together with collection costs including reasonable attorney’s fees. I waive the benefit of all homestead and other exemptions and I agree that the judgment shall be a lien on my principal residence immediately upon confession. This power of attorney shall not terminate upon my disability.

INSURANCE DISCLOSURES: I may obtain insurance from anyone I want that is acceptable to you. My choice of insurance provider will not affect the credit decision or interest rate.

DATE OF TRANSACTION	PRINCIPAL ADVANCE	BORROWER’S INITIALS (not required)	PRINCIPAL PAYMENTS	PRINCIPAL BALANCE	INTEREST RATE		INTEREST PAYMENTS	INTEREST PAID THROUGH:
	$		$	$		%	$
	$		$	$		%	$
	$		$	$		%	$
	$		$	$		%	$
	$		$	$		%	$
	$		$	$		%	$
	$		$	$		%	$
	$		$	$		%	$
	$		$	$		%	$
	$		$	$		%	$
	$		$	$		%	$

(page 2 of 2)
© 1984, 1991 Bankers Systems, Inc., St. Cloud, MN Form UN-VA 3/8/2002	/s/ Duane N. Martin	/s/ Dennis Gambill

AGREEMENT TO PROVIDE INSURANCE

DATE AND PARTIES. The date of this Agreement to Provide Insurance (Agreement) is 03-31-2005. The parties and their addresses are:

OWNER:	UNIVERSAL FOOD & BEVERAGE COMPANY OF VIRGINIA 3830 COMMERCE DRIVE ST. CHARLES, IL 60174	SECURED PARTY:	GRAYSON NATIONAL BANK 113 W MAIN STREET P.O. BOX 186 INDEPENDENCE, VA 24348

The pronouns “you” and “your” refer to the Secured Party. The pronouns “I,” “me” and “ my” refer to each person or entity signing this Agreement as Owner.

1. LOAN, LEASE, OR CONTRACT DESCRIPTION (Loan).

A.	Date:	03-31-2005

B.	Loan Number:	7143131

C.	Loan Amount:	500,000.00

D.	Additional Information:

2. AGREEMENT TO PROVIDE INSURANCE. As part of my Loan, I agree to do all of the following (in addition to any requirements specified in the Loan documents).

A.	I will insure the Property as listed and with the coverages shown in the COVERAGES section.

B.	I will have you named on the policy, with the status listed under the STATUS section.

C.	I will arrange for the insurance company to notify you that the policy is in effect and your status has been noted.

D.	I will pay for this insurance, including any fee for this endorsement.

E.	I will keep the insurance in effect until the Property is no longer subject to your security interest. (I understand that the Property may secure debts in addition to any listed in the LOAN DESCRIPTION section.)

3. DESCRIPTION OF PROPERTY. The Property subject to this Agreement is described as follows.

FIRST LIEN ON ALL EQUIPMENT AT THE FOLLOWING LOCATIONS: 3122 ELK CREEK PARKWAY, INDEPENDENCE, VA (MAIN PLANT); 3492 ELK CREEK PARKWAY, INDEPENDENCE, VA (WAREHOUSE); AND 24 INDUSTRIAL DRIVE, HILLSVILLE, VA (WAREHOUSE AT INTERSTATE 77). SECOND LIEN ON ALL REAL ESTATE IMPROVEMENTS LOCATED AT 3122 ELK CREEK PARKWAY, INDEPENDENCE, VA (MAIN PLANT); 3492 ELK CREEK PARKWAY, INDEPENDENCE, VA (WAREHOUSE); 3081 ELK CREEK PARKWAY, INDEPENDENCE, VA (ROUSE HOUSE); AND 3415 ELK CREEK PARKWAY, INDEPENDENCE, VA (WINGATE HOUSE).

4. COVERAGES. I agree to insure the Property according to the following described risks, amount of coverage, and maximum deductible allowed.

☒ If checked, all coverages will be for the full replacement value of the Property.

Homeowner’s Coverage.	☐ H.O.	☐ Other (Describe)

Insurable Value:		Deductible:

Automobile Coverages.	☐ Fire	☐ Theft	☐ Collision	☐ Comprehensive	☐ Liability	☐ Other

Insurable Value:		Deductible:		Minimum Limits

Property Coverage.	☒ Fire	☒ Theft	☐ Collision	☐ Comprehensive	☒ Liability	☐ Other

Insurable Value:		Deductible:

5. STATUS. Your status shall be listed on the insurance policy as follows.

      ☒  Lienholder        ☐  Certificate Holder        ☐  Additional Insured        ☐  Mortgagee        ☐  Other

California Real Property: Hazard insurance exceeding the replacement value of the improvements on the property is not required as a condition of this loan.

6. ADDITIONAL TERMS.

7. INSURANCE COMPANY. The insurance policy covering the Property and the insurance company issuing the policy are as follows.

A. Policy Number: Y6303635A147TIL04 Effective From 03-01-2005 To 11-07-2005.

B. Insurance Company Name, Address, and Phone Number:

TRAVELERS/ST. PAUL

300 WINDSOR STREET

HARTFORD, CT 06120

8. INSURANCE AGENCY AND AGENT. The insurance agency through which I have purchased, or intend to purchase, the required insurance is as follows.

A. Agent Name: JOHN BYRNES AND JUDY POST.

B. Agency Name, Address, and Phone Number:

RC KNOX & COMPANY, INC.

ONE GOODWIN SQUARE

HARTFORD, CT 06103-4305

(860) 524-7600

9. SIGNATURES.

SIGNATURES FOR OWNER(S) AND AUTHORIZATION TO INSURANCE AGENT AND COMPANY. By signing below, I agree to the terms contained in this Agreement and acknowledge receipt of a copy of this Agreement. I request the listed insurance company and agency to provide the indicated coverage and list you on the policy with the indicated status. I also request the insurance company or its authorized agent to immediately confirm that the policy is in effect by signing this form and forwarding a copy of the policy to you.

UNIVERSAL FOOD & BEVERAGE COMPANY OF VIRGINIA

X	/s/ Duane N. Martin	3-31-05
	DUANE N. MARTIN, CHAIRMAN OF THE BOARD AND CHIEF EXECUTIVE OFFICER	Date

X	/s/ Dennis Gambill
Date

SIGNATURE FOR SECURED PARTY AND REQUEST FOR CONFIRMATION. Upon receipt of this Agreement, the insurance company or agency named above is requested to confirm the policy coverages shown above.

By X		3-31-05
	DENNIS GAMBILL, EXECUTIVE VICE PRESIDENT	Date

SIGNATURE FOR INSURANCE COMPANY AND CONFIRMATION. By signing below, Insurance Company confirms the existence of the insurance coverages agreed to be provided by our insured and that you will be notified not less than 10 days before cancellation.

TRAVELERS/ST. PAUL
Insurance Company

By X
Date

Please return to Secured Party at the address listed in the DATE AND PARTIES section.

© 1998 Bankers Systems, Inc., St. Cloud, MN Form API-GEN 6/13/2000

DEBTOR NAME AND ADDRESS	SECURED PARTY NAME AND ADDRESS
UNIVERSAL FOOD & BEVERAGE COMPANY OF VIRGINIA	GRAYSON NATIONAL BANK
3830 COMMERCE DRIVE	113 W MAIN STREET
ST. CHARLES, IL 60174	P.O. BOX 186
INDEPENDENCE, VA 24348

Type: ☐ individual ☐ partnership ☒ corporation ☐

State of organization/registration (if applicable) VA

☐	If checked, refer to addendum for additional Debtors and signatures.

COMMERCIAL SECURITY AGREEMENT

The date of this Commercial Security Agreement (Agreement) is 03-31-2005.

SECURED DEBTS. This Agreement will secure all sums advanced by Secured Party under the terms of this Agreement and the payment and performance of the following described Secured Debts that (check one) ☒ Debtor ☐                                                                                                                                                                                       (Borrower) owes to Secured Party:

☒	Specific Debts. The following debts and all extensions, renewals, refinancings, modifications, and replacements (describe): LOAN NO. 7143131 DATED MARCH 31, 2005 IN THE LOAN AMOUNT OF $500,000.00

☐	All Debts. All present and future debts, even if this Agreement is not referenced, the debts are also secured by other collateral, or the future debt is unrelated to or of a different type than the current debt. Nothing in this Agreement is a commitment to make future loans or advances.

SECURITY INTEREST. To secure the payment and performance of the Secured Debts, Debtor gives Secured Party a security interest in all of the Property described in this Agreement that Debtor owns or has sufficient rights in which to transfer an interest, now or in the future, wherever the Property is or will be located, and all proceeds and products of the Property. “Property” includes all parts, accessories, repairs, replacements, improvements, and accessions to the Property; any original evidence of title or ownership; and all obligations that support the payment or performance of the Property. “Proceeds” includes anything acquired upon the sale, lease, license, exchange, or other disposition of the Property; any rights and claims arising from the Property; and any collections and distributions on account of the Property. This Agreement remains in effect until terminated in writing, even if the Secured Debts are paid and Secured Party is no longer obligated to advance funds to Debtor or Borrower.

PROPERTY DESCRIPTION. The Property is described as follows:

☐	Accounts and Other Rights to Payment: All rights to payment, whether or not earned by performance, including, but not limited to, payment for property or services sold, leased, rented, licensed, or assigned. This includes any rights and interests (including all liens) which Debtor may have by law or agreement against any account debtor or obligor of Debtor.

☐	Inventory: All inventory held for ultimate sale or lease, or which has been or will be supplied under contracts of service, or which are raw materials, work in process, or materials used or consumed in Debtor’s business.

☒	Equipment: All equipment including, but not limited to, machinery, vehicles, furniture, fixtures, manufacturing equipment, farm machinery and equipment, shop equipment, office and record keeping equipment, parts, and tools. The Property includes any equipment described in a list or schedule Debtor gives to Secured Party, but such a list is not necessary to create a valid security interest in all of Debtor’s equipment.

☐	Instruments and Chattel Paper: All instruments, including negotiable instruments and promissory notes and any other writings or records that evidence the right to payment of a monetary obligation, and tangible and electronic chattel paper.

☐	General Intangibles: All general intangibles including, but not limited to, tax refunds, patents and applications for patents, copyrights, trademarks, trade secrets, goodwill, trade names, customer lists, permits and franchises, payment intangibles, computer programs and all supporting information provided in connection with a transaction relating to computer programs, and the right to use Debtor’s name.

☐	Documents: All documents of title including, but not limited to, bills of lading, dock warrants and receipts, and warehouse receipts.

☐	Farm Products and Supplies: All farm products including, but not limited to, all poultry and livestock and their young, along with their produce, products, and replacements; all crops, annual or perennial, and all products of the crops; and all feed, seed, fertilizer, medicines, and other supplies used or produced in Debtor’s farming operations.

☐	Government Payments and Programs: All payments, accounts, general intangibles, and benefits including, but not limited to, payments in kind, deficiency payments, letters of entitlement, warehouse receipts, storage payments, emergency assistance and diversion payments, production flexibility contracts, and conservation reserve payments under any preexisting, current, or future federal or state government program.

☐	Investment Property: All investment property including, but not limited to, certificated securities, uncertificated securities, securities entitlements, securities accounts, commodity contracts, commodity accounts, and financial assets.

☐	Deposit Accounts: All deposit accounts including, but not limited to, demand, time, savings, passbook, and similar accounts.

☐	Specific Property Description: The Property includes, but is not limited by, the following (if required, provide real estate description):

ADDRESSES FOR LOCATIONS OF EQUIPMENT

1.	3122 Elk Creek Parkway, Independence, VA 24348

2.	3492 Elk Creek Parkway, Independence, VA 24348

3.	24 Industrial Drive, Hillsville, VA 24343

USE OF PROPERTY. The Property will be used for ☐ personal ☒ business ☐ agricultural ☐                                          purposes.

SIGNATURES. Debtor agrees to the terms on pages 1 and 2 of this Agreement and acknowledges receipt of a copy of this Agreement.

DEBTOR	SECURED PARTY
UNIVERSAL FOOD & BEVERAGE COMPANY OF VIRGINIA	GRAYSON NATIONAL BANK

/s/ Duane N. Martin	/s/ Dennis Gambill
DUANE N. MARTIN	DENNIS GAMBILL
CHAIRMAN OF THE BOARD AND CHIEF EXECUTIVE OFFICER	EXECUTIVE VICE PRESIDENT

© 2000 Bankers Systems, Inc., St. Cloud, MN Form SA-BUS 7/24/2001	(page 1 of 2)

GENERAL PROVISIONS. Each Debtor’s obligations under this Agreement are independent of the obligations of any other Debtor. Secured Party may sue each Debtor individually or together with any other Debtor. Secured Party may release any part of the Property and Debtor will remain obligated under this Agreement. The duties and benefits of this Agreement will bind the successors and assigns of Debtor and Secured Party. No modification of this Agreement is effective unless made in writing and signed by Debtor and Secured Party. Whenever used, the plural includes the singular and the singular includes the plural. Time is of the essence.

APPLICABLE LAW. This Agreement is governed by the laws of the state in which Secured Party is located. In the event of a dispute, the exclusive forum, venue, and place of jurisdiction will be the state in which Secured Party is located, unless otherwise required by law. If any provision of this Agreement is unenforceable by law, the unenforceable provision will be severed and the remaining provisions will still be enforceable.

NAME AND LOCATION. Debtor’s name indicated on page 1 is Debtor’s exact legal name. If Debtor is an individual, Debtor’s address is Debtor’s principal residence. If Debtor is not an individual, Debtor’s address is the location of Debtor’s chief executive offices or sole place of business. If Debtor is an entity organized and registered under state law, Debtor has provided Debtor’s state of registration on page 1. Debtor will provide verification of registration and location upon Secured Party’s request. Debtor will provide Secured Party with at least 30 days notice prior to any change in Debtor’s name, address, or state of organization or registration.

WARRANTIES AND REPRESENTATIONS. Debtor has the right, authority, and power to enter into this Agreement. The execution and delivery of this Agreement will not violate any agreement governing Debtor or Debtor’s property, or to which Debtor is a party. Debtor makes the following warranties and representations which continue as long as this Agreement is in effect:

(1)	Debtor is duly organized and validly existing in all jurisdictions in which Debtor does business;

(2)	the execution and performance of the terms of this Agreement have been duly authorized, have received all necessary governmental approval, and will not violate any provision of law or order;

(3)	other than previously disclosed to Secured Party, Debtor has not changed Debtor’s name or principal place of business within the last 10 years and has not used any other trade or fictitious name; and

(4)	Debtor does not and will not use any other name without Secured Party’s prior written consent. * (continued below)

Debtor owns all of the Property, and Secured Party’s claim to the Property is ahead of the claims of any other creditor, except as otherwise agreed and disclosed to Secured Party prior to any advance on the Secured Debts. The Property has not been used for any purpose that would violate any laws or subject the Property to forfeiture or seizure.

DUTIES TOWARD PROPERTY. Debtor will protect the Property and Secured Party’s interest against any competing claim. Except as otherwise agreed, Debtor will keep the Property in Debtor’s possession at the address indicated on page 1 of this Agreement. Debtor will keep the Property in good repair and use the Property only for purposes specified on page 1. Debtor will not use the Property in violation of any law and will pay all taxes and assessments levied or assessed against the Property. Secured Party has the right of reasonable access to inspect the Property, including the right to require Debtor to assemble and make the Property available to Secured Party. Debtor will immediately notify Secured Party of any loss or damage to the Property. Debtor will prepare and keep books, records, and accounts about the Property and Debtor’s business, to which Debtor will allow Secured Party reasonable access.

Debtor will not sell, offer to sell, license, lease, or otherwise transfer or encumber the Property without Secured Party’s prior written consent. Any disposition of the Property will violate Secured Party’s rights, unless the Property is inventory sold in the ordinary course of business at fair market value. If the Property includes chattel paper or instruments, either as original collateral or as proceeds of the Property, Debtor will record Secured Party’s interest on the face of the chattel paper or instruments.

If the Property includes accounts, Debtor will not settle any account for less than the full value, dispose of the accounts by assignment, or make any material change in the terms of any account without Secured Party’s prior written consent. Debtor will collect all accounts in the ordinary course of business, unless otherwise required by Secured Party. Debtor will keep the proceeds of the accounts, and any goods returned to Debtor, in trust for Secured Party and will not commingle the proceeds or returned goods with any of Debtor’s other property. Secured Party has the right to require Debtor to pay Secured Party the full price on any returned items. Secured Party may require account debtors to make payments under the accounts directly to Secured Party. Debtor will deliver the accounts to Secured Party at Secured Party’s request. Debtor will give Secured Party all statements, reports, certificates, lists of account debtors (showing names, addresses, and amounts owing), invoices applicable to each account, and any other data pertaining to the accounts as Secured Party requests.

If the Property includes farm products, Debtor will provide Secured Party with a list of the buyers, commission merchants, and selling agents to or through whom Debtor may sell the farm products. Debtor authorizes Secured Party to notify any additional parties regarding Secured Party’s interest in Debtor’s farm products, unless prohibited by law. Debtor agrees to plant, cultivate, and harvest crops in due season. Debtor will be in default if any loan proceeds are used for a purpose that will contribute to excessive erosion of highly erodible land or to the conversion of wetland to produce or to make possible the production of an agricultural commodity, further explained in 7 CFR Part 1940, Subpart G, Exhibit M. If Debtor pledges the Property to Secured Party (delivers the Property into the possession or control of Secured Party or a designated third party), Debtor will, upon receipt, deliver any proceeds and products of the Property to Secured Party. Debtor will provide Secured Party with any notices, documents, financial statements, reports, and other information relating to the Property Debtor receives as the owner of the Property.

PERFECTION OF SECURITY INTEREST. Debtor authorizes Secured Party to file a financing statement covering the Property. Debtor will comply with, facilitate, and otherwise assist Secured Party in connection with obtaining possession or control over the Property for purposes of perfecting Secured Party’s interest under the Uniform Commercial Code.

INSURANCE. Debtor agrees to keep the Property insured against the risks reasonably associated with the Property until the Property is released from this Agreement. Debtor will maintain this insurance in the amounts Secured Party requires. Debtor may choose the insurance company, subject to Secured Party’s approval, which will not be unreasonably withheld. Debtor will have the insurance provider name Secured Party as loss payee on the insurance policy. Debtor will give Secured Party and the insurance provider immediate notice of any loss. Secured Party may apply the insurance proceeds toward the Secured Debts. Secured Party may require additional security as a condition of permitting any insurance proceeds to be used to repair or replace the Property. If Secured Party acquires the Property in damaged condition, Debtor’s rights to any insurance policies and proceeds will pass to Secured Party to the extent of the Secured Debts. Debtor will immediately notify Secured Party of the cancellation or termination of insurance. If Debtor fails to keep the Property insured, or fails to provide Secured Party with proof of insurance, Secured Party may obtain insurance to protect Secured Party’s interest in the Property. The insurance may include coverages not originally required of Debtor, may be written by a company other than one Debtor would choose, and may be written at a higher rate than Debtor could obtain if Debtor purchased the insurance.

AUTHORITY TO PERFORM. Debtor authorizes Secured Party to do anything Secured Party deems reasonably necessary to protect the Property and Secured Party’s interest in the Property. If Debtor fails to perform any of Debtor’s duties under this Agreement, Secured Party is authorized, without notice to Debtor, to perform the duties or cause them to be performed. These authorizations include, but are not limited to, permission to pay for the repair, maintenance, and preservation of the Property and take any action to realize the value of the Property. Secured Party’s authority to perform for Debtor does not create an obligation to perform, and Secured Party’s failure to perform will not preclude Secured Party from exercising any other rights under the law or this Agreement.

If Secured Party performs for Debtor, Secured Party will use reasonable care. Reasonable care will not include any steps necessary to preserve rights against prior parties or any duty to take action in connection with the management of the Property.

If Secured Party comes into possession of the Property, Secured Party will preserve and protect the Property to the extent required by law. Secured Party’s duty of care with respect to the Property will be satisfied if Secured Party exercises reasonable care in the safekeeping of the Property or in the selection of a third party in possession of the Property.

Secured Party may enforce the obligations of an account debtor or other person obligated on the Property. Secured Party may exercise Debtor’s rights with respect to the account debtor’s or other person’s obligations to make payment or otherwise render performance to Debtor, and enforce any security interest that secures such obligations.

PURCHASE MONEY SECURITY INTEREST. If the Property includes items purchased with the Secured Debts, the Property purchased with the Secured Debts will remain subject to Secured Party’s security interest until the Secured Debts are paid in full. Payments on any non-purchase money loan also secured by this Agreement will not be applied to the purchase money loan. Payments on the purchase money loan will be applied first to the non-purchase money portion of the loan, if any, and then to the purchase money portion in the order in which the purchase money Property was acquired. If the purchase money Property was acquired at the same time, payments will be applied in the order Secured Party selects. No security interest will be terminated by application of this formula.

DEFAULT. Debtor will be in default if:

(1)	Debtor (or Borrower, if not the same) fails to make a payment in full when due;

(2)	Debtor fails to perform any condition or keep any covenant on this or any debt or agreement Debtor has with Secured Party;

(3)	a default occurs under the terms of any instrument or agreement evidencing or pertaining to the Secured Debts;

~~(4)~~	~~anything else happens that either causes Secured Party to reasonably believe that Secured Party will have difficulty in collecting the Secured Debts or significantly impairs the value of the Property.~~

REMEDIES. After Debtor defaults, and after Secured Party gives any legally required notice and opportunity to cure the default, Secured Party may at Secured Party’s option do any one or more of the following:

(1)	make all or any part of the Secured Debts immediately due and accrue interest at the highest post-maturity interest rate;

(2)	require Debtor to gather the Property and make it available to Secured Party in a reasonable fashion;

(3)	enter upon Debtor’s premises and take possession of all or any part of Debtor’s property for purposes of preserving the Property or its value and use and operate Debtor’s property to protect Secured Party’s interest, all without payment or compensation to Debtor;

(4)	use any remedy allowed by state or federal law, or provided in any agreement evidencing or pertaining to the Secured Debts.

If Secured Party repossesses the Property or enforces the obligations of an account debtor, Secured Party may keep or dispose of the Property as provided by law. Secured Party will apply the proceeds of any collection or disposition first to Secured Party’s expenses of enforcement, which includes reasonable attorneys’ fees and legal expenses to the extent not prohibited by law, and then to the Secured Debts. Debtor (or Borrower, if not the same) will be liable for the deficiency, if any.

By choosing any one or more of these remedies, Secured Party does not give up the right to use any other remedy. Secured Party does not waive a default by not using a remedy.

WAIVER. Debtor waives all claims for damages caused by Secured Party’s acts or omissions where Secured Party acts in good faith.

NOTICE AND ADDITIONAL DOCUMENTS. Where notice is required, Debtor agrees that 10 days prior written notice will be reasonable notice to Debtor under the Uniform Commercial Code. Notice to one party is notice to all parties. Debtor agrees to sign, deliver, and file any additional documents and certifications Secured Party considers necessary to perfect, continue, or preserve Debtor’s obligations under this Agreement and to confirm Secured Party’s lien status on the Property.

*	WARRANTIES AND REPRESENTATIONS (4) CONTINUED: “except Grayson Springs Mountain Water.”

© 2000 Bankers Systems, Inc., St. Cloud, MN Form SA-BUS 7/24/2001	(page 2 of 2)

GUARANTY

INDEPENDENCE	,	VIRGINIA
(City)		(State )

MARCH 31, 2005

For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and to induce GRAYSON NATIONAL BANK (herein, with its participants, successors and assigns, called “Lender”), at its option, at any time or from time to time to make loans or extend other accommodations to or for the account of UNIVERSAL FOOD & BEVERAGE COMPANY OF VIRGINIA (herein called “Borrower”) or to engage in any other transactions with Borrower, the Undersigned hereby absolutely and unconditionally guarantees to Lender the full and prompt payment when due, whether at maturity or earlier by reason of acceleration or otherwise, of the debts, liabilities and obligations described as follows:

A.	If this ☒ is checked, the Undersigned guarantees to Lender the payment and performance of the debt, liability or obligation of Borrower to Lender evidenced by or arising out of the following: LOAN NO. 7143131 DATED MARCH 31, 2005 IN THE LOAN AMOUNT OF $500,000.00 and any extensions, renewals or replacements thereof (hereinafter referred to as the “Indebtedness”).

B.	If this ☐ is checked, the Undersigned guarantees to Lender the payment and performance of each and every debt, liability and obligation of every type and description which Borrower may now or at any time hereafter owe to Lender (whether such debt, liability or obligation now exists or is hereafter created or incurred, and whether it is or may be direct or indirect, due or to become due, absolute or contingent, primary or secondary, liquidated or unliquidated, or joint, several, or joint and several; all such debts, liabilities and obligations being hereinafter collectively referred to as the “Indebtedness”). Without limitation, this guaranty includes the following described debt(s): __________________________________

                                                                                                                                                                                                 .

The Undersigned further acknowledges and agrees with Lender that:

1. No act or thing need occur to establish the liability of the Undersigned hereunder, and no act or thing, except full payment and discharge of all indebtedness, shall in any way exonerate the Undersigned or modify, reduce, limit or release the liability of the Undersigned hereunder.

2. This is an absolute, unconditional and continuing guaranty of payment of the Indebtedness and shall continue to be in force and be binding upon the Undersigned, whether or not all Indebtedness is paid in full, until this guaranty is revoked by written notice actually received by the Lender, and such revocation shall not be effective as to Indebtedness existing or committed for at the time of actual receipt of such notice by the Lender, or as to any renewals, extensions and refinancings thereof. If there be more than one Undersigned, such revocation shall be effective only as to the one so revoking. The death or incompetence of the Undersigned shall not revoke this guaranty, except upon actual receipt of written notice thereof by Lender and then only as to the decedent or the incompetent and only prospectively, as to future transactions, as herein set forth.

3. If the Undersigned shall be dissolved, shall die, or shall be or become insolvent (however defined) or revoke this guaranty, then the Lender shall have the right to declare immediately due and payable, and the Undersigned will forthwith pay to the Lender, the full amount of all Indebtedness, whether due and payable or unmatured. If the Undersigned voluntarily commences or there is commenced involuntarily against the Undersigned a case under the United States Bankruptcy Code, the full amount of all Indebtedness, whether due and payable or unmatured, shall be immediately due and payable without demand or notice thereof.

4. The liability of the Undersigned hereunder shall be limited to a principal amount of $500,000.00 (if unlimited or if no amount is stated, the Undersigned shall be liable for all Indebtedness, without any limitation as to amount), plus accrued interest thereon and all attorneys’ fees, collection costs and enforcement expenses referable thereto. Indebtedness may be created and continued in any amount, whether or not in excess of such principal amount, without affecting or impairing the liability of the Undersigned hereunder. The Lender may apply any sums received by or available to Lender on account of the Indebtedness from Borrower or any other person (except the Undersigned), from their properties, out of any collateral security or from any other source to payment of the excess. Such application of receipts shall not reduce, affect or impair the liability of the Undersigned hereunder. If the liability of the Undersigned is limited to a stated amount pursuant to this paragraph 4, any payment made by the Undersigned under this guaranty shall be effective to reduce or discharge such liability only if accompanied by a written transmittal document, received by the Lender, advising the Lender that such payment is made under this guaranty for such purpose.

5. The Undersigned will pay or reimburse Lender for all costs and expenses (including reasonable attorneys’ fees and legal expenses) incurred by Lender in connection with the protection, defense or enforcement of this guaranty in any litigation or bankruptcy or insolvency proceedings.

This guaranty includes the additional provisions on page 2, all of which are made a part hereof.

This guaranty is ☒ unsecured; ☐ secured by a mortgage or security agreement dated                                          ;

☐ secured by ______________________________________________________________________________________.

IN WITNESS WHEREOF, this guaranty has been duly executed by the Undersigned the day and year first above written.

/s/ Duane N. Martin
DUANE N. MARTIN

“Undersigned” shall refer to all persons who sign this guaranty, severally and jointly.

© Bankers Systems, Inc., St. Cloud, MN 56301 FORM M-240 6/20/2002 (For Corporate Guarantor use M-250)	(page 1 of 2)

ADDITIONAL PROVISIONS

6. Whether or not any existing relationship between the Undersigned and Borrower has been changed or ended and whether or not this guaranty has been revoked, Lender may, but shall not be obligated to, enter into transactions resulting in the creation or continuance of Indebtedness, without any consent or approval by the Undersigned and without any notice to the Undersigned. The liability of the Undersigned shall not be affected or impaired by any of the following acts or things (which Lender is expressly authorized to do, omit or suffer from time to time, both before and after revocation of this guaranty, without notice to or approval by the Undersigned): (i) any acceptance of collateral security, guarantors, accommodation parties or sureties for any or all Indebtedness; (ii) any one or more extensions or renewals of Indebtedness (whether or not for longer than the original period) or any modification of the interest rates, maturities or other contractual terms applicable to any Indebtedness; (iii) any waiver, adjustment, forbearance, compromise or indulgence granted to Borrower, any delay or lack of diligence in the enforcement of Indebtedness, or any failure to institute proceedings, file a claim, give any required notices or otherwise protect any Indebtedness; (iv) any full or partial release of, settlement with, or agreement not to sue, Borrower or any other guarantor or other person liable in respect of any Indebtedness; (v) any discharge of any evidence of Indebtedness or the acceptance of any instrument in renewal thereof or substitution therefor; (vi) any failure to obtain collateral security (including rights of setoff) for Indebtedness, or to see to the proper or sufficient creation and perfection thereof, or to establish the priority thereof, or to protect, insure, or enforce any collateral security; or any release, modification, substitution, discharge, impairment, deterioration, waste, or loss of any collateral security; (vii) any foreclosure or enforcement of any collateral security; (viii) any transfer of any Indebtedness or any evidence thereof; (ix) any order of application of any payments or credits upon Indebtedness; (x) any election by the Lender under §1111(b)(2) of the United States Bankruptcy Code.

7. The Undersigned waives any and all defenses, claims and discharges of Borrower, or any other obligor, pertaining to Indebtedness, except the defense of discharge by payment in full. Without limiting the generality of the foregoing, the Undersigned will not assert, plead or enforce against Lender any defense of waiver, release, statute of limitations, res judicata, statute of frauds, fraud, incapacity, minority, usury, illegality or unenforceability which may be available to Borrower or any other person liable in respect of any Indebtedness, or any setoff available against Lender to Borrower or any such other person, whether or not on account of a related transaction. The Undersigned expressly agrees that the Undersigned shall be and remain liable, to the fullest extent permitted by applicable law, for any deficiency remaining after foreclosure of any mortgage or security interest securing Indebtedness, whether or not the liability of Borrower or any other obligor for such deficiency is discharged pursuant to statute or judicial decision. The undersigned shall remain obligated, to the fullest extent permitted by law, to pay such amounts as though the Borrower’s obligations had not been discharged.

8. The Undersigned further agrees that the Undersigned shall be and remain obligated to pay Indebtedness even though any other person obligated to pay Indebtedness, including Borrower, has such obligation discharged in bankruptcy or otherwise discharged by law. “Indebtedness” shall include post-bankruptcy petition interest and attorneys’ fees and any other amounts which Borrower is discharged from paying or which do not otherwise accrue to Indebtedness due to Borrower’s discharge, and the Undersigned shall remain obligated to pay such amounts as though Borrower’s obligations had not been discharged.

9. If any payment applied by Lender to Indebtedness is thereafter set aside, recovered, rescinded or required to be returned for any reason (including, without limitation, the bankruptcy, insolvency or reorganization of Borrower or any other obligor), the Indebtedness to which such payment was applied shall for the purposes of this guaranty be deemed to have continued in existence, notwithstanding such application, and this guaranty shall be enforceable as to such Indebtedness as fully as if such application had never been made.

10. The Undersigned waives any claim, remedy or other right which the Undersigned may now have or hereafter acquire against Borrower or any other person obligated to pay Indebtedness arising out of the creation or performance of the Undersigned’s obligation under this guaranty, including, without limitation, any right of subrogation, contribution, reimbursement, indemnification, exoneration, and any right to participate in any claim or remedy the Undersigned may have against the Borrower, collateral, or other party obligated for Borrower’s debts, whether or not such claim, remedy or right arises in equity, or under contract, statute or common law.

11. The Undersigned waives presentment, demand for payment, notice of dishonor or nonpayment, and protest of any instrument evidencing Indebtedness. Lender shall not be required first to resort for payment of the Indebtedness to Borrower or other persons or their properties, or first to enforce, realize upon or exhaust any collateral security for Indebtedness, before enforcing this guaranty.

12. The liability of the Undersigned under this guaranty is in addition to and shall be cumulative with all other liabilities of the Undersigned to Lender as guarantor or otherwise, without any limitation as to amount, unless the instrument or agreement evidencing or creating such other liability specifically provides to the contrary.

13. This guaranty shall be enforceable against each person signing this guaranty, even if only one person signs and regardless of any failure of other persons to sign this guaranty. If there be more than one signer, all agreements and promises herein shall be construed to be, and are hereby declared to be, joint and several in each of every particular and shall be fully binding upon and enforceable against either, any or all the Undersigned. This guaranty shall be effective upon delivery to Lender, without further act, condition or acceptance by Lender, shall be binding upon the Undersigned and the heirs, representatives, successors and assigns of the Undersigned and shall inure to the benefit of Lender and its participants, successors and assigns. Any invalidity or unenforceability of any provision or application of this guaranty shall not affect other lawful provisions and application hereof, and to this end the provisions of this guaranty are declared to be severable. Except as authorized by the terms herein, this guaranty may not be waived, modified, amended, terminated, released or otherwise changed except by a writing signed by the Undersigned and Lender. This guaranty shall be governed by the laws of the State in which it is executed. The Undersigned waives notice of Lender’s acceptance hereof.

14. Lender agrees that it will release this guaranty when the Borrower’s bottling production sustains a level of production that is acceptable to the Lender, in its reasonable discretion.

(page 2 of 2)
© Bankers Systems, Inc., St. Cloud, MN 56301 Form M-240 6/20/2002 (For Corporate Guarantor use M-250)	/s/ Duane N. Martin	___________

GUARANTOR NAME AND ADDRESS	LENDER NAME AND ADDRESS
UNIVERSAL FOOD & BEVERAGE COMPANY (A NEVADA CORPORATION)	GRAYSON NATIONAL BANK 113 W MAIN STREET	Number 7143131
3830 COMMERCE DRIVE	P.O. BOX 186	Amount 500,000.00
ST. CHARLES, IL 60174	INDEPENDENCE, VA 24348	Date MARCH 31, 2005

GUARANTY

DATE. The date of this Guaranty is 03-31-2005

For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and to induce Lender (with its participants, successors and assigns), at its option, at any time or from time to time to make loans or extend other accommodations to or for the account of UNIVERSAL FOOD & BEVERAGE COMPANY OF VIRGINIA (Borrower) or to engage in any other transactions with Borrower, the Guarantor hereby absolutely and unconditionally guaranties to the Lender the full and prompt payment when due, whether at maturity or earlier by reason of acceleration or otherwise, of the debts, liabilities and obligations described as follows:

INDEBTEDNESS.

☒ Specific Debts. The Guarantor guaranties to Lender the payment and performance of the debt, liability or obligation of Borrower to Lender evidenced by or arising out of the following: LOAN NO. 7143131 DATED MARCH 31, 2005 IN THE LOAN AMOUNT OF $500,000.00 and any extensions, renewals or replacements thereof (Indebtedness).

☐ All Debts. Except as this Guaranty may otherwise provide, the Guarantor guaranties to Lender the payment and performance of each and every debt, liability and obligation of every type and description which Borrower may now or at any time hereafter owe to Lender (whether such debt, liability or obligation now exists or is hereafter created or incurred, and whether it is or may be direct or indirect, due or to become due, absolute or contingent, primary or secondary, liquidated or unliquidated, or joint, several, or joint and several; all such debts, liabilities and obligations (Indebtedness)). Without limitation, this Guaranty includes the following described debt(s):

Exclusions.

☐ Guarantor will be liable for $                                      of the principal amount of the Indebtedness outstanding at default and for all of the accrued interest, and the expenses of collection, enforcement or protection of Lender’s rights and remedies under this Guaranty, including reasonable attorneys’ fees.

☐ Guarantor’s liability will not exceed                              % of the Indebtedness outstanding at default and all of the accrued interest, and the expenses of collection, enforcement or protection of Lender’s rights and remedies under this Guaranty, including reasonable attorneys’ fees.

☐ Indebtedness Excludes:

SECURITY.

☒ the Guaranty is unsecured,

☐ secured by

☐ CONFESSION OF JUDGMENT. Guarantor appoints and authorizes                                                                                           , attorneys in fact, to appear in the office of                                                                      , Virginia, to confess judgment against Guarantor in favor of Lender, if Guarantor defaults on this agreement. The confession of judgment may be without process and ONLY for any amount of PRINCIPAL and INTEREST due on this Guaranty.

In this notice, you means the Guarantor. IMPORTANT NOTICE: THIS INSTRUMENT CONTAINS A CONFESSION OF JUDGMENT WHICH CONSTITUTES A WAIVER OF IMPORTANT RIGHTS YOU MAY HAVE AS A DEBTOR AND ALLOWS THE CREDITOR TO OBTAIN A JUDGMENT AGAINST YOU WITHOUT ANY FURTHER NOTICE.

SIGNATURES. By signing under seal, Guarantor agrees to the terms contained in this Guaranty (including those on page 2). Guarantor also acknowledges receipt of a copy of this Guaranty.

GUARANTOR:

UNIVERSAL FOOD & BEVERAGE COMPANY (A NEVADA CORPORATION)
Entity Name (Seal)	Entity Name (Seal)

/s/ Duane N. Martin
Name, Title	DUANE N. MARTIN, CHAIRMAN OF THE BOARD AND CHIEF EXECUTIVE OFFICER	(Seal)	Name, Title (Seal)

Name, Title (Seal)	Name, Title (Seal)

ACKNOWLEDGMENT (required for Confession of Judgment):

STATE OF ILLINOIS, COUNTY OF DUPAGE} ss.

This instrument was acknowledged before me this 31st day of March by DUANE N. MARTIN, CHAIRMAN OF THE BOARD AND CHIEF EXECUTIVE OFFICER (Title(s)) of UNIVERSAL FOOD & BEVERAGE COMPANY (A NEVADA CORPORATION) (Name of Business or Entity) a CORPORATION on behalf of the business or entity.

My commission expires: 5/20/08

(Seal)

/s/ Carl A. Neumann
“OFFICIAL L SEAL”	(Notary Public)
CARL A. NEUMANN
Notary Public, State of Illinois
My Commission Expires 05/20/08

© 2001 Bankers Systems, Inc., St. Cloud, MN Form M-250-VA 6/26/2002	(page 1 of 2)

ADDITIONAL PROVISIONS

The Guarantor further acknowledges and agrees with Lender that:

1. No act or thing need occur to establish the liability of the Guarantor hereunder, and no act or thing, except full payment and discharge of all Indebtedness, shall in any way exonerate the Guarantor or modify, reduce, limit or release the liability of the Guarantor hereunder.

2. This is an absolute, unconditional and continuing Guaranty of payment of the Indebtedness and will continue to be enforceable against the Guarantor, whether or not all Indebtedness is paid in full, until this Guaranty is revoked by written notice actually received by the Lender. Any revocation shall not be effective as to any Indebtedness existing or committed to at the time of actual receipt of notice by the Lender, or as to any renewals, extensions and refinancings thereof.

The Guarantor represents and warrants to the Lender that the Guarantor has a direct and substantial economic interest in Borrower and expects to derive substantial benefits therefrom and from any loans and financial accommodations resulting from the creation of Indebtedness guaranteed hereby, and that this Guaranty is given for a business purpose. The Guarantor agrees to rely exclusively on its right to revoke this Guaranty prospectively as to future transactions, by written notice actually received by Lender if at any time, the benefits then being received by the Guarantor in connection with this Guaranty are not sufficient to warrant its continuance as a Guarantor as to future Indebtedness. Accordingly, the Lender may rely conclusively on a continuing warranty, hereby made, that the Guarantor continues to be benefited by this Guaranty and that the Lender has no duty to inquire into or confirm the receipt of any benefits, and that this Guaranty will be enforceable without regard to the receipt, nature or value of any such benefits.

3. If the Guarantor is dissolved or becomes insolvent, however defined, or revokes this Guaranty, then the Lender has the right to declare the full amount of all Indebtedness immediately due and payable, and the Guarantor will forthwith pay the Lender. If the Guarantor voluntarily commences or there is commenced involuntarily against the Guarantor a case under the United States Bankruptcy Code, the full amount of all Indebtedness, whether due and payable or unmatured, will become immediately due and payable without demand or notice thereof.

4. The Guarantor will be liable for all Indebtedness, without any limitation as to amount, plus accrued interest thereon and all attorneys’ fees, collection costs and enforcement expenses referable thereto. Indebtedness may be created and continued in any amount, whether or not in excess of such principal amount, without affecting or impairing the liability of the Guarantor hereunder. The Lender may apply any sums received by or available to the Lender on account of the Indebtedness from Borrower or any other person (except the Guarantor), from their properties, out of any collateral security or from any other source to payment of the excess. Such application of receipts will not reduce, affect or impair the liability of the Guarantor hereunder. If the liability of the Guarantor is limited pursuant to this paragraph 4, any payment made by the Guarantor under this Guaranty will be effective to reduce or discharge its liability only if accompanied by a written transmittal document, received by the Lender, advising that such payment is made under this Guaranty for that purpose.

5. The Guarantor will pay or reimburse the Lender for all costs and expenses (including reasonable attorneys’ fees and legal expenses) incurred by the Lender in connection with the protection, defense or enforcement of this Guaranty in any litigation or bankruptcy or insolvency proceedings.

6. Whether or not any existing relationship between the Guarantor and Borrower has been changed or ended and whether or not this Guaranty has been revoked, the Lender may, but shall not be obligated to, enter into transactions resulting in the creation or continuance of Indebtedness, without any consent or approval by the Guarantor and without any notice to the Guarantor. The liability of the Guarantor will not be affected or impaired by any of the following acts or things (which the Lender is expressly authorized to do, omit or suffer from time to time, both before and after revocation of this Guaranty, without notice to or approval by the Guarantor): (i) any acceptance of collateral security, Guarantor’s, accommodation parties or sureties for any or all Indebtedness; (ii) any one or more extensions or renewals of Indebtedness (whether or not for longer than the original period) or any modification of the interest rates, maturities or other contractual terms applicable to any Indebtedness; (iii) any waiver adjustment, forbearance, compromise or indulgence granted to Borrower, any delay or lack of diligence in the enforcement of Indebtedness, or any failure to institute proceedings, file a claim, give any required notices or otherwise protect any Indebtedness; (iv) any full or partial release of, settlement with, or agreement not to sue, Borrower or any other Guarantor or other person liable in respect of any Indebtedness; (v) any discharge of any evidence of Indebtedness or the acceptance of any instrument in renewal thereof or substitution therefor; (vi) any failure to obtain collateral security (including rights of setoff) for Indebtedness, or to see to the proper or sufficient creation and perfection thereof, or to establish the priority thereof, or to protect, insure, or enforce any collateral security; or any release, modification, substitution, discharge, impairment, deterioration, waste, or loss of any collateral security; (vii) any foreclosure or enforcement of any collateral security; (viii) any transfer of any Indebtedness or any evidence thereof; (ix) any order of application of any payments or credits upon Indebtedness; (x) any election by the Lender under §1111(b)(2) of the United States Bankruptcy Code.

7. The Guarantor waives any and all defenses, claims and discharges of Borrower, or any other obligor, pertaining to Indebtedness, except the defense of discharge by payment in full. Without limiting the generality of the foregoing, the Guarantor will not assert, plead or enforce against the Lender any defense of waiver, release, estoppel, statute of limitations, res judicata, statute of frauds, fraud, forgery, incapacity, minority, usury, illegality or unenforceability which may be available to Borrower or any other person liable in respect of any Indebtedness, or any setoff available against the Lender to Borrower or any such other person, whether or not on account of a related transaction. The Guarantor expressly agrees that the Guarantor will be liable, to the fullest extent permitted by applicable law, for any deficiency remaining after foreclosure of any mortgage or security interest securing Indebtedness, whether or not the liability of Borrower or any other obligor for such deficiency is discharged pursuant to statute or judicial decision. The Guarantor shall remain obligated, to the fullest extent permitted by law, to pay such amounts as though Borrower’s obligations had not been discharged.

8. The Guarantor further agree(s) that Guarantor will be obligated to pay Indebtedness even though any other person obligated to pay Indebtedness, including Borrower, has such obligation discharged in bankruptcy or otherwise discharged by law. “Indebtedness” shall include post-bankruptcy petition interest and attorneys’ fees and any other amounts which Borrower is discharged from paying or which do not accrue to Indebtedness due to Borrower’s discharge, and Guarantor will be obligated to pay such amounts as fully as if Borrower’s obligations had not been discharged.

9. If any payment applied by the Lender to Indebtedness is thereafter set aside, recovered, rescinded or required to be returned for any reason (including, without limitation, the bankruptcy, insolvency or reorganization of Borrower or any other obligor), the Indebtedness to which such payment was applied will for the purposes of this Guaranty be deemed to have continued in existence, notwithstanding such application, and this Guaranty will be enforceable as to such Indebtedness as fully as if such application had never been made.

10. The Guarantor waive(s) any claim, remedy or other right which the Guarantor may now have or hereafter acquire against Borrower or any other person obligated to pay Indebtedness arising out of the creation or performance of the Guarantor’s obligation under this Guaranty, including, without limitation, any right of subrogation, contribution, reimbursement, indemnification, exoneration or any right to participate in any claim or remedy the Guarantor may have against the Borrower, collateral, or other party obligated for Borrower’s debt, whether or not such claim, remedy, or right arises in equity, or under contract, statute or common law.

11. The Guarantor waives presentment, demand for payment, notice of dishonor or nonpayment, and protest of any instrument evidencing Indebtedness. The Lender will not be required first to resort for payment of the Indebtedness to Borrower or other persons or their properties, or first to enforce, realize upon or exhaust any collateral security for Indebtedness, before enforcing this Guaranty.

12. The liability of the Guarantor under this Guaranty is in addition to and is cumulative with all other liabilities of the Guarantor to the Lender as Guarantor or otherwise, without any limitation as to amount, unless the instrument or agreement evidencing or creating such other liability specifically provides to the contrary.

13. To induce Lender to enter into the Loan, Guarantor makes these representations and warranties for as long as Guaranty is in effect. Guarantor is duly organized, validly existing and in good standing under the laws in the jurisdiction where Guarantor was organized and is duly qualified, validly existing and in good standing in all jurisdictions in which Guarantor operates or Guarantor owns or leases property. Guarantor has the power and authority to enter into this transaction and to carry on Guarantor’s business or activity as now conducted. The execution, delivery and performance of this Guaranty and the obligation evidenced by this Guaranty: are within Guarantor’s duly authorized powers; has received all necessary governmental approval; will not violate any provision of law or order of court or governmental agency; and will not violate any agreement to which Guarantor is a party or to which Guarantor is or any of Guarantor’s property is subject. Other than previously disclosed in writing to Lender, Guarantor has not changed Guarantor’s name or principal place of business within the last ten years and has not used any other trade or fictitious name. Without Lender’s prior written consent. Guarantor does not and will not use any other name and will preserve Guarantor’s existing name, trade names and franchises. Guarantor owns or leases all property that Guarantor needs to conduct Guarantor’s business and activities. All of Guarantor’s property is free and clear of all liens, security interests, encumbrances and other adverse claims and interests, except those Lender previously agreed to in writing. Guarantor is not violating any laws, regulations, rules, orders, judgments or decrees applicable to Guarantor or Guarantor’s property, except for those that Guarantor is challenging in good faith through proper proceedings after providing adequate reserves to fully pay the claim and its challenge should Guarantor lose.

14. This Guaranty is effective upon delivery to the Lender, without further act, condition or acceptance by the Lender. It will be binding upon the Guarantor and the successors and assigns of the Guarantor and will inure to the benefit of the Lender and its participants, successors and assigns. Any invalidity or unenforceability of any provision or application of this Guaranty will not affect other lawful provisions and application hereof, and to this end the provisions of this Guaranty are declared to be severable. Except as allowed by the terms herein, this Guaranty may not be waived, modified, amended, terminated, released or otherwise changed except by a writing signed by the Guarantor and the Lender. This Guaranty shall be governed by the laws of the State in which it is executed. The Guarantor waives notice of the Lender’s acceptance hereof.

(page 2 of 2)
© 2001 Bankers Systems, Inc., St. Cloud, MN Form M-250-VA 6/26/2002	/s/ Duane N. Martin	___________

GUARANTOR NAME AND ADDRESS	LENDER NAME AND ADDRESS

UNIVERSAL FOOD & BEVERAGE COMPANY	GRAYSON NATIONAL BANK	Number 7143131
(A DELAWARE CORPORATION)	113 W MAIN STREET
3830 COMMERCE DRIVE	P.O. BOX 186	Amount 500,000.00
ST. CHARLES, IL 60174	INDEPENDENCE, VA 24348
Date MARCH 31, 2005

GUARANTY

DATE. The date of this Guaranty is 03-31-2005.

For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and to induce Lender (with its participants, successors and assigns), at its option, at any time or from time to time to make loans or extend other accommodations to or for the account of UNIVERSAL FOOD & BEVERAGE COMPANY OF VIRGINIA (Borrower) or to engage in any other transactions with Borrower, the Guarantor hereby absolutely and unconditionally guaranties to the Lender the full and prompt payment when due, whether at maturity or earlier by reason of acceleration or otherwise, of the debts, liabilities and obligations described as follows:

INDEBTEDNESS.

☒ Specific Debts. The Guarantor guaranties to Lender the payment and performance of the debt, liability or obligation of Borrower to Lender evidenced by or arising out of the following: LOAN NO. 7143131 DATED MARCH 31, 2005 IN THE LOAN AMOUNT OF $500,000.00 and any extensions, renewals or replacements thereof (Indebtedness).

☐ All Debts. Except as this Guaranty may otherwise provide, the Guarantor guaranties to Lender the payment and performance of each and every debt, liability and obligation of every type and description which Borrower may now or at any time hereafter owe to Lender (whether such debt, liability or obligation now exists or is hereafter created or incurred, and whether it is or may be direct or indirect, due or to become due, absolute or contingent, primary or secondary, liquidated or unliquidated, or joint, several, or joint and several; all such debts, liabilities and obligations (Indebtedness)). Without limitation, this Guaranty includes the following described debt(s):

Exclusions.

☐ Guarantor will be liable for $                                  of the principal amount of the Indebtedness outstanding at default and for all of the accrued interest, and the expenses of collection, enforcement or protection of Lender’s rights and remedies under this Guaranty, including reasonable attorneys’ fees.

☐ Guarantor’s liability will not exceed                      % of the Indebtedness outstanding at default and all of the accrued interest, and the expenses of collection, enforcement or protection of Lender’s rights and remedies under this Guaranty, including reasonable attorneys’ fees.

☐ Indebtedness Excludes:

SECURITY.

☒ the Guaranty is unsecured.

☐ secured by

☐ CONFESSION OF JUDGMENT. Guarantor appoints and authorizes                                                                                               , attorneys in fact, to appear in the office of                                                      , Virginia, to confess judgment against Guarantor in favor of Lender, if Guarantor defaults on this agreement. The confession of judgment may be without process and ONLY for any amount of PRINCIPAL and INTEREST due on this Guaranty.

In this notice, you means the Guarantor. IMPORTANT NOTICE: THIS INSTRUMENT CONTAINS A CONFESSION OF JUDGMENT WHICH CONSTITUTES A WAIVER OF IMPORTANT RIGHTS YOU MAY HAVE AS A DEBTOR AND ALLOWS THE CREDITOR TO OBTAIN A JUDGMENT AGAINST YOU WITHOUT ANY FURTHER NOTICE.

SIGNATURES. By signing under seal, Guarantor agrees to the terms contained in this Guaranty (including those on page 2). Guarantor also acknowledges receipt of a copy of this Guaranty.

GUARANTOR:

UNIVERSAL FOOD & BEVERAGE COMPANY (A DELAWARE CORPORATION)
Entity Name	(Seal)	Entity Name	(Seal)

/s/ Duane N. Martin
Name, Title DUANE N. MARTIN, CHAIRMAN OF THE BOARD AND CHIEF EXECUTIVE OFFICER	(Seal)	Name, Title	(Seal)

Name, Title	(Seal)	Name, Title	(Seal)

ACKNOWLEDGMENT (required for Confession of Judgment):

STATE OF ILLINOIS, COUNTY OF DUPAGE} ss.

This instrument was acknowledged before me this 31st day of MARCH by DUANE N. MARTIN, CHAIRMAN OF THE BOARD AND CHIEF EXECUTIVE OFFICER (Title(s)) of UNIVERSAL FOOD & BEVERAGE COMPANY (A DELAWARE CORPORATION) (Name of Business or Entity) a CORPORATION on behalf of the business or entity.

My commission expires 5/20/08

(Seal)	/s/ Carl A. Neumann
OFFICIAL SEAL”	(Notary Public)
CARL A. NEUMANN
Notary Public, State of Illinois
My commission expires 5/20/08

© 2001 Bankers Systems, Inc., St. Cloud, MN Form M-260-VA 6/26/2002	(page 1 of 2)

ADDITIONAL PROVISIONS

The Guarantor further acknowledges and agrees with Lender that:

1. No act or thing need occur to establish the liability of the Guarantor hereunder, and no act or thing, except full payment and discharge of all Indebtedness, shall in any way exonerate the Guarantor or modify, reduce, limit or release the liability of the Guarantor hereunder.

2. This is an absolute, unconditional and continuing Guaranty of payment of the Indebtedness and will continue to be enforceable against the Guarantor, whether or not all Indebtedness is paid in full, until this Guaranty is revoked by written notice actually received by the Lender. Any revocation shall not be effective as to any Indebtedness existing or committed to at the time of actual receipt of notice by the Lender, or as to any renewals, extensions and refinancings thereof.

The Guarantor represents and warrants to the Lender that the Guarantor has a direct and substantial economic interest in Borrower and expects to derive substantial benefits therefrom and from any loans and financial accommodations resulting from the creation of Indebtedness guaranteed hereby, and that this Guaranty is given for a business purpose. The Guarantor agrees to rely exclusively on its right to revoke this Guaranty prospectively as to future transactions, by written notice actually received by Lender if at any time, the benefits then being received by the Guarantor in connection with this Guaranty are not sufficient to warrant its continuance as a Guarantor as to future Indebtedness. Accordingly, the Lender may rely conclusively on a continuing warranty, hereby made, that the Guarantor continues to be benefited by this Guaranty and that the Lender has no duty to inquire into or confirm the receipt of any benefits, and that this Guaranty will be enforceable without regard to the receipt, nature or value of any such benefits.

3. If the Guarantor is dissolved or becomes insolvent, however defined, or revokes this Guaranty, then the Lender has the right to declare the full amount of all Indebtedness immediately due and payable, and the Guarantor will forthwith pay the Lender. If the Guarantor voluntarily commences or there is commenced involuntarily against the Guarantor a case under the United States Bankruptcy Code, the full amount of all Indebtedness, whether due and payable or unmatured, will become immediately due and payable without demand or notice thereof.

4. The Guarantor will be liable for all Indebtedness, without any limitation as to amount, plus accrued interest thereon and all attorneys’ fees, collection costs and enforcement expenses referable thereto. Indebtedness may be created and continued in any amount, whether or not in excess of such principal amount, without affecting or impairing the liability of the Guarantor hereunder. The Lender may apply any sums received by or available to the Lender on account of the Indebtedness from Borrower or any other person (except the Guarantor), from their properties, out of any collateral security or from any other source to payment of the excess. Such application of receipts will not reduce, affect or impair the liability of the Guarantor hereunder. If the liability of the Guarantor is limited pursuant to this paragraph 4, any payment made by the Guarantor under this Guaranty will be effective to reduce or discharge its liability only if accompanied by a written transmittal document, received by the Lender, advising that such payment is made under this Guaranty for that purpose.

5. The Guarantor will pay or reimburse the Lender for all costs and expenses (including reasonable attorneys’ fees and legal expenses) incurred by the Lender in connection with the protection, defense or enforcement of this Guaranty in any litigation or bankruptcy or insolvency proceedings.

6. Whether or not any existing relationship between the Guarantor and Borrower has been changed or ended and whether or not this Guaranty has been revoked, the Lender may, but shall not be obligated to, enter into transactions resulting in the creation or continuance of Indebtedness, without any consent or approval by the Guarantor and without any notice to the Guarantor. The liability of the Guarantor will not be affected or impaired by any of the following acts or things (which the Lender is expressly authorized to do, omit or suffer from time to time, both before and after revocation of this Guaranty, without notice to or approval by the Guarantor): (i) any acceptance of collateral security, Guarantor’s, accommodation parties or sureties for any or all Indebtedness; (ii) any one or more extensions or renewals of Indebtedness (whether or not for longer than the original period) or any modification of the interest rates, maturities or other contractual terms applicable to any Indebtedness; (iii) any waiver adjustment, forbearance, compromise or indulgence granted to Borrower, any delay or lack of diligence in the enforcement of Indebtedness, or any failure to institute proceedings, file a claim, give any required notices or otherwise protect any Indebtedness; (iv) any full or partial release of, settlement with, or agreement not to sue, Borrower or any other Guarantor or other person liable in respect of any Indebtedness; (v) any discharge of any evidence of Indebtedness or the acceptance of any instrument in renewal thereof or substitution therefor; (vi) any failure to obtain collateral security (including rights of setoff) for Indebtedness, or to see to the proper or sufficient creation and perfection thereof, or to establish the priority thereof, or to protect, insure, or enforce any collateral security; or any release, modification, substitution, discharge, impairment, deterioration, waste, or loss of any collateral security; (vii) any foreclosure or enforcement of any collateral security; (viii) any transfer of any Indebtedness or any evidence thereof; (ix) any order of application of any payments or credits upon Indebtedness; (x) any election by the Lender under §1111(b)(2) of the United States Bankruptcy Code.

7. The Guarantor waives any and all defenses, claims and discharges of Borrower, or any other obligor, pertaining to Indebtedness, except the defense of discharge by payment in full. Without limiting the generality of the foregoing, the Guarantor will not assert, plead or enforce against the Lender any defense of waiver, release, estoppel, statute of limitations, res judicata, statute of frauds, fraud, forgery, incapacity, minority, usury, illegality or unenforceability which may be available to Borrower or any other person liable in respect of any Indebtedness, or any setoff available against the Lender to Borrower or any such other person, whether or not on account of a related transaction. The Guarantor expressly agrees that the Guarantor will be liable, to the fullest extent permitted by applicable law, for any deficiency remaining after foreclosure of any mortgage or security interest securing Indebtedness, whether or not the liability of Borrower or any other obligor for such deficiency is discharged pursuant to statute or judicial decision. The Guarantor shall remain obligated, to the fullest extent permitted by law, to pay such amounts as though Borrower’s obligations had not been discharged.

8. The Guarantor further agree(s) that Guarantor will be obligated to pay Indebtedness even though any other person obligated to pay Indebtedness, including Borrower, has such obligation discharged in bankruptcy or otherwise discharged by law. “Indebtedness” shall include post-bankruptcy petition interest and attorneys’ fees and any other amounts which Borrower is discharged from paying or which do not accrue to Indebtedness due to Borrower’s discharge, and Guarantor will be obligated to pay such amounts as fully as if Borrower’s obligations had not been discharged.

9. If any payment applied by the Lender to Indebtedness is thereafter set aside, recovered, rescinded or required to be returned for any reason (including, without limitation, the bankruptcy, insolvency or reorganization of Borrower or any other obligor), the Indebtedness to which such payment was applied will for the purposes of this Guaranty be deemed to have continued in existence, notwithstanding such application, and this Guaranty will be enforceable as to such Indebtedness as fully as if such application had never been made.

10. The Guarantor waive(s) any claim, remedy or other right which the Guarantor may now have or hereafter acquire against Borrower or any other person obligated to pay Indebtedness arising out of the creation or performance of the Guarantor’s obligation under this Guaranty, including, without limitation, any right of subrogation, contribution, reimbursement, indemnification, exoneration or any right to participate in any claim or remedy the Guarantor may have against the Borrower, collateral, or other party obligated for Borrower’s debt, whether or not such claim, remedy, or right arises in equity, or under contract, statute or common law.

11. The Guarantor waives presentment, demand for payment, notice of dishonor or nonpayment, and protest of any instrument evidencing Indebtedness. The Lender will not be required first to resort for payment of the Indebtedness to Borrower or other persons or their properties, or first to enforce, realize upon or exhaust any collateral security for Indebtedness, before enforcing this Guaranty.

12. The liability of the Guarantor under this Guaranty is in addition to and is cumulative with all other liabilities of the Guarantor to the Lender as Guarantor or otherwise, without any limitation as to amount, unless the instrument or agreement evidencing or creating such other liability specifically provides to the contrary.

13. To induce Lender to enter into the Loan, Guarantor makes these representations and warranties for as long as Guaranty is in effect. Guarantor is duly organized, validly existing and in good standing under the laws in the jurisdiction where Guarantor was organized and is duly qualified, validly existing and in good standing in all jurisdictions in which Guarantor operates or Guarantor owns or leases property. Guarantor has the power and authority to enter into this transaction and to carry on Guarantor’s business or activity as now conducted. The execution, delivery and performance of this Guaranty and the obligation evidenced by this Guaranty: are within Guarantor’s duly authorized powers; has received all necessary governmental approval; will not violate any provision of law or order of court or governmental agency; and will not violate any agreement to which Guarantor is a party or to which Guarantor is or any of Guarantor’s property is subject. Other than previously disclosed in writing to Lender, Guarantor has not changed Guarantor’s name or principal place of business within the last ten years and has not used any other trade or fictitious name. Without Lender’s prior written consent, Guarantor does not and will not use any other name and will preserve Guarantor’s existing name, trade names and franchises. Guarantor owns or leases all property that Guarantor needs to conduct Guarantor’s business and activities. All of Guarantor’s property is free and clear of all liens, security interests, encumbrances and other adverse claims and interests, except those Lender previously agreed to in writing. Guarantor is not violating any laws, regulations, rules, orders, judgments or decrees applicable to Guarantor or Guarantor’s property, except for those that Guarantor is challenging in good faith through proper proceedings after providing adequate reserves to fully pay the claim and its challenge should Guarantor lose.

14. This Guaranty is effective upon delivery to the Lender, without further act, condition or acceptance by the Lender. It will be binding upon the Guarantor and the successors and assigns of the Guarantor and will inure to the benefit of the Lender and its participants, successors and assigns. Any invalidity or unenforceability of any provision or application of this Guaranty will not affect other lawful provisions and application hereof, and to this end the provisions of this Guaranty are declared to be severable. Except as allowed by the terms herein, this Guaranty may not be waived, modified, amended, terminated, released or otherwise changed except by a writing signed by the Guarantor and the Lender. This Guaranty shall be governed by the laws of the State in which it is executed. The Guarantor waives notice of the Lender’s acceptance hereof.

(page 2 of 2)
© 2001 Bankers Systems, Inc., St. Cloud, MN Form M-250-VA 6/26/2002	/s/ Duane N. Martin	/s/ Dennis Gambill